SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Wells Fargo Variable Trust, hereby certifies, to the best of his knowledge, that the registrant’s report on Form N-CSRS for the six months ended June 30, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: August 30, 2019

By:

/s/ Andrew Owen

Andrew Owen
President
Wells Fargo Variable Trust

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSRS with the Securities and Exchange Commission.

Exhibit 99.906CERT

SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Wells Fargo Variable Trust, hereby certifies, to the best of his knowledge, that the registrant’s report on Form N-CSRS for the six months ended June 30, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: August 30, 2019

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer
Wells Fargo Variable Trust

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSRS with the Securities and Exchange Commission.

Exhibit 99.906CERT

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

INVESTMENT PRODUCTS: NOT FDIC INSURED ◾ NO BANK GUARANTEE ◾ MAY LOSE VALUE